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                                                    Exhibit to the Annual Report
                                                    (Form 11-K) of the
                                                    Huntington Bancshares
                                                    Incorporated Deferred
                                                    Compensation Plan and Trust
                                                    for Directors for the year
                                                    ended December 31, 1999



                         Consent of Independent Auditors

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to the Registration Statement (Form S-8 No. 33-10546) pertaining to the Huntington Bancshares Incorporated Deferred Compensation Plan and Trust for Directors and in the related Prospectus of our report dated March 30, 2000, with respect to the financial statements of the Huntington Bancshares Incorporated Deferred Compensation Plan and Trust for Directors included in this Annual Report (Form 11-K) for the year ended December 31, 1999.

                                     /s/  Ernst & Young LLP



Columbus, Ohio
March 30, 2000



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